UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 4, 2008
THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

15 Mountain View Road, Warren, New Jersey	07059

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (908) 903-2000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On September 4, 2008, the Board of Directors (the “Board”) of The Chubb Corporation (“Chubb”) approved amendments to certain of Chubb’s compensation and benefit arrangements and individual agreements covering its Board, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and other employees to reflect technical changes necessary to comply with section 409A of the Internal Revenue Code (“Section 409A”). The amendments clarify the timing of payments, timing of any deferral elections and the definitions of certain payment triggers. The following arrangements and individual agreements were so amended:
•	The Chubb Corporation Key Employee Deferred Compensation Plan (2005);

•	The Chubb Corporation Deferred Compensation Plan for Directors;

•	Profit Sharing Plan of The Chubb Corporation, Chubb & Son Inc. and Participating Affiliates;

•	The Chubb Corporation Annual Incentive Compensation Plan (2006);

•	The Chubb Corporation Asset Managers Incentive Compensation Plan (2005);

•	The Chubb Corporation Long-Term Stock Incentive Plan (2004) and affected restricted stock unit award agreements thereunder;

•	The Chubb International Pension Plan;

•	The Chubb Corporation Long-Term Stock Incentive Plan for Non-Employee Directors (2004);

•	Employment Agreement between Chubb and John D. Finnegan, dated January 21, 2003;

•	Change in Control Employment Agreement between Chubb and John D. Finnegan, dated as of January 21, 2003;

•	Change in Control Agreement between Chubb and John J. Degnan, dated December 6, 1995; and

•	Change in Control Agreement between Chubb and Michael O’Reilly, dated June 30, 1997.
In addition to the technical changes required to comply with Section 409A, on September 4, 2008, the Board approved amendments to the employment agreement between Chubb and John D. Finnegan, dated as of January 21, 2003, and the change in control employment agreement between Chubb and John D. Finnegan, dated as of January 21, 2003, to clarify when compensation deferrals and bonuses are included in the definition of compensation when determining Mr. Finnegan’s supplemental pension plan benefits and to clarify the types of permissible funding arrangements for any death benefits payable under such agreements.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION
Date: September 10, 2008	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary